IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST BlackRock Low Duration Bond Portfolio

(formerly, AST PIMCO Limited Maturity Bond Portfolio)

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

September 11, 2015

To the Shareholders:

At a meeting held on March 18-19, 2015, the Board of Trustees of Advanced Series Trust (AST or the Trust) approved a new subadvisory agreement, terminating a previous subadvisory agreement, and changing the name of the AST PIMCO Limited Maturity Bond Portfolio (the Portfolio). Effective July 13, 2015, BlackRock Financial Management, Inc. (BlackRock) became the new subadviser to the Portfolio and the Portfolio’s name was changed to AST BlackRock Low Duration Bond Portfolio.

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), as the investment managers to the Portfolio (collectively, the Manager), have: (i) entered into a new subadvisory agreement with BlackRock relating to the Portfolio; and (ii) terminated the subadvisory agreement with Pacific Investment Management Company LLC relating to the Portfolio. The investment management agreement relating to the Portfolio will not change as a result of the change in subadviser for the Portfolio.

This information statement describes the circumstances surrounding the Board of Trustees’ approval of the new subadvisory agreement and provides you with an overview of its terms. PI and ASTIS will continue as the Portfolio’s investment managers. This information statement does not require any action by you. It is provided to inform you about the new subadvisory agreement with BlackRock.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 ASTBLDIS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST BlackRock Low Duration Bond Portfolio

(formerly, AST PIMCO Limited Maturity Bond Portfolio)

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

September 11, 2015

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST BlackRock Low Duration Bond Portfolio, formerly known as the AST PIMCO Limited Maturity Bond Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager of Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Orders permit the Portfolio’s investment managers to hire certain subadvisers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street 17th Floor, Newark, NJ 07102. Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio with BlackRock Financial Management, Inc. (BlackRock). At a meeting of the Board held on March 18-19, 2015 (the Meeting), the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties as defined in the 1940 Act (the Independent Trustees), unanimously approved: (i) the New Subadvisory Agreement between the Manager and BlackRock with respect to the Portfolio; and (ii) the termination of the subadvisory agreement between the Manager and Pacific Investment Management Company LLC (PIMCO) with respect to the Portfolio (the Prior Subadvisory Agreement). The New Subadvisory Agreement became effective as of July 13, 2015. The investment management agreement relating to the Portfolio will not change as a result of the change in subadviser for the Portfolio.

The Portfolio will pay for the costs associated with preparing and distributing this information statement. A Notice of Internet Availability for this information statement will be mailed on or about September 18, 2015 to shareholders investing in the Portfolio as of July 13, 2015.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of a New Subadvisory Agreement

As required by the 1940 Act, the Board of AST considered the New Subadvisory Agreement between the Manager and BlackRock for the Portfolio. The New Subadvisory Agreement relates to the appointment of BlackRock to replace PIMCO as the new subadviser for the Portfolio. The Board, including all of the trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), met on March 18-19, 2015 (the Board Meeting) and approved the New Subadvisory Agreement for an initial two year period and changing the name of the Portfolio to the AST BlackRock Low Duration Bond Portfolio, after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by BlackRock; performance information; the fees paid by the Manager to BlackRock; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to BlackRock. In connection with its deliberations, the Board considered information provided by the Manager and BlackRock at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangement between the Manager and BlackRock is appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIMCO under the current subadvisory agreement and those that would be provided by BlackRock under the proposed New Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that PIMCO and BlackRock were each required to provide day-to-day portfolio management services and comply with all portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of BlackRock. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to BlackRock. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to BlackRock. The Board also noted that BlackRock provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about BlackRock, and its experience with BlackRock with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by BlackRock.

Performance

The Board received and considered information regarding BlackRock’s investment performance in funds and accounts that use investment strategies similar to the ones to be used by BlackRock for the Portfolio. The Board concluded that it was satisfied with the performance record of BlackRock.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to BlackRock under the New Subadvisory Agreement. The Board considered that, based on the net assets of the Portfolio as of December 31, 2014, the effective subadvisory fee rate that would be paid to BlackRock under the New Subadvisory Agreement is lower than the effective subadvisory fee rate paid to PIMCO under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the decrease in the effective subadvisory fee rate for the Portfolio will increase the net investment management fee retained by the Manager. The Board considered that the Manager agreed to waive 0.057% of its management fee through at least June 30, 2016, which represents approximately two-thirds (2/3) of the reduction in subadvisory fees. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of BlackRock is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio under the New Subadvisory Agreement contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to BlackRock

The Board considered potential “fall out” or ancillary benefits anticipated to be received by BlackRock and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by BlackRock were similar to the benefits derived by BlackRock in connection with its management of other AST portfolios, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other AST portfolios for which BlackRock provides subadvisory services at the June 2014 Board meeting.

The Board also concluded that any potential benefits to be derived by BlackRock were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by BlackRock included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about BlackRock

BlackRock is a wholly owned indirect subsidiaries of BlackRock, Inc. BlackRock is a registered investment adviser and a commodity pool operator located at 55 East 52nd Street, New York, New York 10055. BlackRock, Inc. and its affiliates had approximately $4.722 trillion in investment company and other portfolios assets under management as of June 30, 2015.

Additional information relating to the management of BlackRock and its affiliates, as well as other funds managed by BlackRock and its affiliates is set forth in Exhibit B.

Terms of the New Subadvisory Agreement

With the exception of fees, the material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreement. BlackRock is compensated by the Manager (and not the Portfolio) for the assets of the Portfolio it manages. The prior subadvisory fee rates paid to PIMCO under the Prior Subadvisory Agreement, the subadvisory fee rates to be paid to BlackRock under the New Subadvisory Agreement, and the subadvisory fees paid to PIMCO for the fiscal year ended December 31, 2014 are set forth below:

Prior Subadvisory Fee Rates*	New Subadvisory Fee Rates**	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2014
0.30% of average daily net assets to $150 million; 0.25% of average daily net assets over $150 million.	0.20% on aggregate assets up to $250 million; 0.15% on aggregate assets over $250 million.	$2,489,534

* The assets of each PIMCO-subadvised portfolio managed on behalf of PI and/or ASTIS by PIMCO under a total return mandate (as identified and agreed upon by PIMCO and PI/ASTIS) shall be aggregated for purposes of the fee calculation when all such aggregated assets on any day total at least $3 billion. On any day when all such aggregated assets total at least $3 billion, the contractual annual subadvisory fee rate, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. On any day when the aggregated assets total less than $3 billion, the contractual subadvisory fee rate for that day shall be 0.25% of the assets of each PIMCO-subadvised portfolio. PIMCO had also voluntarily agreed to waive a portion of its fee with respect to the Portfolio in an amount equal to 0.05% of the Portfolio’s average daily net assets to $150 million.

** BlackRock has agreed to a fee waiver arrangement that applies to the Portfolio. Under this arrangement, BlackRock will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to BlackRock for any portfolio affiliated with the Manager. In addition, BlackRock will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Manager. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, BlackRock is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, BlackRock will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by BlackRock or by the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, BlackRock will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Trust Management

The Trust is managed by PI, 655 Broad Street 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of June 30, 2015, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $255.8 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of June 30, 2015, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $139.3 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust (the Management Agreement), the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on June 16, 2015.

The Manager is specifically responsible for overseeing and managing the Portfolio and BlackRock. In this capacity, the Manager reviews the performance of the Portfolio and BlackRock and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PI, to assist the Manager in regularly evaluating and supervising the Portfolio and BlackRock, including with respect to investment performance. SIRG is a centralized research department of PI that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and BlackRock. The Manager utilizes this data in directly overseeing the Portfolio and BlackRock. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•	furnishing of office facilities;
•	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
•	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
•	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
•	monitoring, together with BlackRock, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
•	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
•	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
•	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
•	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
•	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
•	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•	the salaries and expenses of all of their and the Trust’s personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or BlackRock;
•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below;
•	the fees, costs and expenses payable to BlackRock pursuant to the New Subadvisory Agreements; and
•	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and BlackRock.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the Manager or BlackRock;
•	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;
•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;
•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, the Portfolio compensates the Manager as follows:

Investment Management Fee Rate Effective July 1, 2015	Investment Management Fee Rate Through June 30, 2015	Aggregate Investment Management Fees for the most recently completed fiscal year
0.4825% of average daily net assets to $300 million; 0.4725% on next $200 million of average daily net assets; 0.4625% on next $250 million of average daily net assets; 0.4525% on next $2.5 billion of average daily net assets; 0.4425% on next $2.75 billion of average daily net assets; 0.4125% on next $4 billion of average daily net assets; and 0.3925% over $10 billion of average daily net assets	0.64% of average daily net assets to $300 million; 0.63% on next $200 million of average daily net assets; 0.62% on next $250 million of average daily net assets; 0.61% on next $2.5 billion of average daily net assets; 0.60% on next $2.75 billion of average daily net assets; 0.57% on next $4 billion of average daily net assets; and 0.55% over $10 billion of average daily net assets	$6,229,464

Directors and Officers of PI and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is 655 Broad Street 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PI are also officers or directors of BlackRock.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of BlackRock.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin	Director and Executive Vice President	Director and Executive Vice President (since September 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Robert O'Donnell	Director and Executive Vice President	Director and Executive Vice President (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the officers of the Trust who are also officers or directors of PI and/or ASTIS.*

Name	Position with Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

*Excludes Mr. Cronin, who is a director of ASTIS and serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI and ASTIS. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the Distribution Agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio was subject to an annual distribution or “12b-1” fee of 0.10% of the average daily net assets of the Portfolio, and the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST BlackRock Low Duration Bond Portfolio, formerly AST PIMCO Limited Maturity Bond Portfolio	$995,814

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following brokerage commission to affiliated broker-dealers:

Portfolio	Amount Paid
AST BlackRock Low Duration Bond Portfolio, formerly AST PIMCO Limited Maturity Bond Portfolio	$1,091

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Deborah A. Docs
Secretary

Dated: September 11, 2015

EXhibit A

ADVANCED SERIES TRUST

AST BlackRock Low Duration Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 30th day of April, 2015 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and BlackRock Financial Management, Inc. (BlackRock or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as the Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition of securities, exchange traded funds, repurchase and reverse repurchase agreements, derivatives contracts, options, futures contracts, options on futures contracts, and swap agreements and other financial instruments, all in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time and previously provided to Subadviser, being herein called the “Prospectus”). The Manager hereby authorizes the Subadviser , as agent on behalf of the Trust, to negotiate, enter into, amend, and perform any and all obligations and exercise any and all rights under: (x) any affirmation platform and middleware provider agreements, trading platform and exchange agreements, clearinghouse agreements or similar types of agreements,: (y) brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts and (z) International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, limited partnership agreements, repurchase agreements, and such agreements and other documentation as may be required for the purchase or sale, assignment, transfer, and ownership of any permitted investment; provided, however, that upon request the Subadviser will supply the Manager with copies of any ISDA Master Agreements and the related schedules and annexes. The Manager acknowledges and understands that the Trust and the Manager, as applicable, will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes as permitted hereunder. The Subadviser is permitted to open and maintain accounts in the name of the Trust, and complete all account opening forms and agreements and provide relevant “know your customer” and other information regarding the Trust. The assets the Trust has provided to BlackRock for management may be transferred by BlackRock as collateral or margin free and clear of any lien, pledge, claim, charge or encumbrance granted directly by the Trust, consistent with the Prospectus and applicable law. The Subadviser’s management of such portion of the Trust’s portfolio as delegated to the Subadviser by the Manager shall be subject to the following additional understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser may delegate the performance of services and functions under this Agreement to an “affiliated person” (as defined in the 1940 Act) of the Subadviser so long as: (w) such delegation and the resulting performance of services and functions hereunder by any such “affiliated person” is not prohibited by, or inconsistent with the requirements of, applicable law, including the 1940 Act; (x) BlackRock retains ultimate discretionary authority over any portfolio management services provided by any such “affiliated person”; (y) BlackRock exercises appropriate oversight of the performance of services and functions hereunder by any such “affiliated person”; and (z) BlackRock does not pay any portion of the subadvisory fee paid received from the Manager hereunder to such “affiliated person”. Notwithstanding anything herein to the contrary, the Subadviser's liability to the Manager under this Agreement shall not be affected in any way whatsoever by any delegation of services by the Subadviser to any “affiliated person” of the Subadviser. In addition, notwithstanding any other provision of the Agreement, the Subadviser: (xx) may provide information about the Manager and the Trust to any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder; (yy) will act in good faith and with due diligence in the selection, use, and monitoring of any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder; and (zz) shall ensure that any “affiliated person” of the Subadviser to which the performance of services and functions has been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject with respect to the Trust.

(ii) In the performance of its duties and obligations under this Agreement with respect to such portion of the Trusts’ investments as the Manager shall direct, the Subadviser shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, dated as of December 1, 2005 and as amended and supplemented to date (the Declaration of Trust), the By-laws of the Trust, as amended and supplemented to date (the By-Laws), the Trust’s policies and procedures as adopted by its Board of Trustees, including the Trust’s valuation policies and procedures, and the Prospectus of the Trust, each as provided to Subadviser by the Manager from time to time (collectively, the Trust Documents) and with the reasonable written instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, The Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended (the Code), each as applicable, and all other applicable federal and state laws and regulations; provided that compliance with the Code shall be solely with respect to the assets of the Trust under its management and based solely upon information provided by the Trust’s administrator, custodian and other service providers. In connection therewith, the Subadviser shall, among other things, provide reasonable assistance to the Manager in preparing and filing such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). To the extent reasonably practicable, the Manager shall supply Subadviser in advance with written copies of such policies and procedures of the Trust applicable to Subadviser’s performance of its duties and obligations in managing the Trust’s portfolio (or allocated portion thereof, as applicable), as well as any amendments, supplements or modifications thereto within a reasonable time before they become effective. The Manager agrees that Subadviser shall not be responsible for compliance with the policies and procedures of the Trust not provided to Subadviser in advance in accordance with this paragraph.

(iii) The Subadviser shall determine the securities and futures contracts and other financial instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct to the Subadviser in advance in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the size of trade, financial responsibility, reputation, financial condition, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract or other financial instruments to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts or other financial instruments to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws, rules, and regulations, including, without limitation, Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder, the Subadviser may engage its affiliated persons, the affiliated persons of the Manager, or any other subadviser to the Trust and such Subadviser’s affiliated persons, as broker-dealers to effect portfolio transactions in securities and other investments for the Trust.

From time to time, when determined by Subadviser in its capacity of a fiduciary to the Trust to be in the best interests of the Trust, the Subadviser may purchase securities from, or sell securities on behalf of the Trust to, another account for which the Subadviser serves as investment Manager or subadviser at the current market price for the relevant securities in accordance with the Trust’s policies and procedures adopted pursuant to Rule 17a-7 under the 1940 Act (the Trust’s 17a-7 Procedures) and other applicable law. Notwithstanding the forgoing, Subadviser shall provide to the Manager: (i) quarterly reports on the 17a-7 transactions entered into on behalf of the Trust pursuant to the Trust’s 17a-7 Procedures and (ii) all information necessary for the Board of Trustees of the Trust to review such transactions as required by the Trust’s 17a-7 Procedures.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available during Subadviser’s normal business hours its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities managed by Subadviser.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Manager with such information upon reasonable request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) With respect to the portion of the Trust’s assets the Subadviser manages, the Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to prevent violations of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and other applicable state and federal laws and federal regulations.

(d) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager within a commercially reasonable time upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request, subject to applicable law, attorney-client privilege and confidentiality restrictions.

(f) The Subadviser shall be responsible for the voting or the abstaining from voting, of all shareholder proxies with respect to the investments and securities, managed by Subadviser and held in the Trust’s portfolio, in accordance with its standard proxy voting guidelines, and subject to such reasonable reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser will reasonably assist the valuation committee of the Trust or the Manager in valuing securities of the Trust managed by Subadviser as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued; provided that the Subadviser shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures.

(h) The Manager has or will furnish Subadviser with properly certified or authenticated copies of, each of the following prior to the date hereof:

(i)	the Declaration of Trust;
(ii)	the By-Laws;
(iii)	resolutions of the Board of Trustees of the Trust authorizing the appointment of Subadviser and approving the execution of this Agreement by the Manager;
(iv)	the Prospectus; and
(v)	any applicable written instructions and directions of the Manager.

During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing: (i) ten (10) business days (or such other time as may be mutually agreed) after receipt thereof with respect to prospectuses and proxy statements which refer to the Subadviser in any way and (ii) five (5) business days (or such other time as may be mutually agreed) after receipt thereof with respect to reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public which refer to the Subadviser in any way. Sales literature may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery. The Manager agree to use commercially reasonable efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Subadviser are consistent with those materials previously approved by the Subadviser as referenced in the first sentence of this paragraph. It is understood that “BlackRock” is the name of the Subadviser’s parent company, BlackRock, Inc., and any derivative names or logos associated with such name are the valuable property of the Subadviser, that the Trust has the right to include such phrase as a part of the name of the series of the Trust managed by the Subadviser or for any other purpose only so long as this Agreement shall continue, and that BlackRock does, in fact, consent to the use of such name as a part of the name of the series of the Trust identified herein. Upon a termination or expiration of this Agreement, the Manager shall, as promptly as reasonably practicable after a termination or expiration of this Agreement: (i) supplement or otherwise amend the Prospectus to indicate that “BlackRock Financial Management, Inc.” no longer serves as a subadviser to the Trust; (ii) discontinue any new production or publication of sales literature bearing the name “BlackRock Financial Management, Inc.” or any related name, mark, or logo; and (iii) “buckslip” or otherwise supplement sales literature in the possession of the Manager or its affiliates bearing the name “BlackRock Financial Management, Inc.” or any related name, mark, or logo to indicate that such firm no longer serves as a subadviser to the Trust. Notwithstanding the foregoing, the Manager may, after any termination or expiration of this Agreement, retain copies of sales literature bearing the name “BlackRock Financial Management, Inc.” or any related name, mark or logo only to fulfill applicable legal, compliance, and regulatory requirements, and for their document retention purposes.

The Manager will furnish the Subadviser with copies of all amendments of or supplements to the foregoing that impact the management of the Trust within a reasonable time before they become effective to the extent reasonably practicable. Any amendments or supplements that impact the management of the Trust will not be deemed effective with respect to the Subadviser until the Subadviser’s receipt thereof, notice of which will be provided to the Subadviser, to the extent reasonably practicable, within a reasonable time before such amendments or supplements become effective.

(i)	Each Manager and the Subadviser represents and warrants that: (i) it is registered with the Commission as an investment adviser under the Advisers Act; (ii) such registration is current and complete and complies with all material applicable provisions of the Advisers Act and the rules and regulations thereunder; (iii) it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and (iv) its performance under this Agreement does not conflict with any law, regulation or order to which it is subject.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Manager acknowledges that Subadviser does not guarantee investment results. The Manager further recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Trust. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager except in connection with the investment management services provided by the Subadviser under this Agreement. The Subadviser and its affiliates shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager or their respective affiliates in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Subadviser and its affiliates shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Trust’s trustees, administrators, custodian, or any broker-dealer or other third party (including any other subadviser to the Trust) in the absence of Subadviser's willful misfeasance, bad faith or gross negligence. The Manager, jointly and severally, shall indemnify the Subadviser, its affiliated persons, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Subject to section 4, to the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to BlackRock at BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055, Attention: Mike Saliba; with a copy to BlackRock Financial Management, Inc., 1 University Square Drive, Princeton, NJ 08540-6455, Attention: Rachel Ricci, email:blk-sa-serviceteam@blackrock.com.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

8. This Agreement shall be governed by the laws of the State of New York.

9. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is affected by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Bradley Tobin

Name: Bradley Tobin
Title: Vice President

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:/s/ Frank Porcelli

Name: Frank Porcelli
Title: Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided to this Portfolio by BlackRock Financial Management, Inc. (BlackRock), Prudential Investments LLC will pay BlackRock an advisory fee on the net assets managed by BlackRock that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST BlackRock Low Duration Bond Portfolio	0.20% of average daily net assets to $250 million; and 0.15% of average daily net assets over $250 million

* BlackRock has agreed to a fee waiver arrangement that applies to the AST BlackRock Low Duration Bond Portfolio (Portfolio). Under this arrangement, BlackRock will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to BlackRock for any portfolio affiliated with the Manager. In addition, BlackRock will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Manager. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of April 30, 2015.

EXHIBIT B

MANAGEMENT OF BLACKROCK FINANCIAL MANAGEMENT, INC.

BlackRock Financial Management, Inc. (BlackRock) is a wholly owned subsidiary of BlackRock, Inc. BlackRock is a registered investment adviser and a commodity pool operator. BlackRock, Inc. and its affiliates had approximately $4.722 trillion in investment company and other portfolio assets under management as of June 30, 2015. BlackRock’s address is 55 East 52nd Street, New York, New York 10055.

The table below lists the name, address, and position for BlackRock’s principal executive officer and each director.

Name & Address*	Position
Laurence Fink	Chief Executive Officer and Director
Robert Kaptio	Director
Abdlatif Al-Hamad	Director
Mathis Cabiallavetta	Director
Pamela Daley	Director
William Demchak	Director
Jessica Einhorn	Director
Fabrizio Freda	Director
Murry Gerber	Director
James Grosfeld	Director
David Komansky	Director
Sir Deryck Maughan	Director
Cheryl Mills	Director
Thomas O’Brien	Director
Ivan Seidenberg	Director
Tony Slim	Director
John Varley	Director
Susan Wagner	Director

* The principal mailing address of the principal executive officer and each director is 55 East 52nd Street, New York, New York 10055

COMPARABLE FUNDS FOR WHICH BLACKROCK AND ITS AFFILIATES SERVE

AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which BlackRock and/or its affiliates provides investment advisory services, other than the Portfolio:

Fund	Net Assets (as of 6/30/2015)	Fee Paid to BlackRock and/or its Affiliates
BlackRock Low Duration*	$5.2 billion	0.34%

*For the fiscal year ended September 30, 2014, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.32% of the BlackRock Low Duration Bond Portfolio’s average daily net assets.

For additional information, including among others, management fee breakpoints, please see the BlackRock fund’s prospectus, available at www.blackrock.com.

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of September 1, 2015, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of September 1, 2015, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST BlackRock Low Duration Bond Portfolio	Pru Annuity Life Assurance Corp. PALAC – Annuity	Attn: Separate Accounts 7th Floor 213 Washington Street Newark, NJ 07102	39,997,870/46.80%
	Pruco Life Insurance Company Plaz Annuity	Attn: Separate Accounts 7th Floor 213 Washington Street Newark, NJ 07102	14,911,137/17.44%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street 17th Floor Newark, New Jersey 07102	10,946,690/12.81%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street 17th Floor Newark, New Jersey 07102	9,388,460/10.99%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street 17th Floor Newark, New Jersey 07102	6,507,451/7.61%

B-2

ADVANCED SERIES TRUST
AST BlackRock Low Duration Bond Portfolio

(formerly, AST PIMCO Limited Maturity Bond Portfolio)

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the appointment of a new subadviser, a new subadvisory agreement, and a name change for the AST BlackRock Low Duration Bond Portfolio, formerly known as the AST PIMCO Limited Maturity Bond Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the new subadviser and new subadvisory agreement.

As discussed in the Information Statement, at a meeting held on March 18-19, 2015, the Board of Trustees of the Trust unanimously approved: (i) a new subadvisory agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and BlackRock Financial Management, Inc. (BlackRock) with respect to the Portfolio; and (ii) the termination of the subadvisory agreement between the Manager and Pacific Investment Management Company LLC (PIMCO) with respect to the Portfolio. The New Subadvisory Agreement became effective as of July 13, 2015. The investment management agreement relating to the Portfolio will not change as a result of the change in subadviser for the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about September 18, 2015 to all shareholders of record as of the close of business on July 13, 2015. A copy of the Information Statement will remain on the Portfolio’s website until December 17, 2015.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 665 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until December 17, 2015. To ensure prompt delivery, you should make your request no later than December 3, 2015. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only and you are not required to take any action.

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